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                                                       This document contains 6
                                                       pages. The Exhibit Index
                                                       is located on page 4.


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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported) January 15, 1997

        Mortgage Loan Asset Backed Pass-Through Certificates Trust 1996-B
        -----------------------------------------------------------------
               (Name of Trust issuing Mortgage Loan Asset Backed
               Pass-Through Certificates, Series 1996-B, Class A)


                          MLCC Mortgage Investors, Inc.
                          -----------------------------
           (Exact name of registrant as specified in its charter)


         Delaware                   33-84894             59-3247986
         --------                   --------             ----------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
     of Incorporation)            File Number)       Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                           --------------------------
                         (Address of Principal Executive
                              Offices and Zip Code)

       Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)     Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                              Description
         -----------                              -----------

         19.1 Statement to Certificateholders for Mortgage Loan Asset Backed Pass-Through Certificates,
                                            Series 1996-B, for January 15,
                                            1997 distribution pursuant to
                                            Section 6.02 of the Pooling and
                                            Servicing Agreement among
                                            Merrill Lynch Credit
                                            Corporation, as Master Servicer,
                                            MLCC Mortgage Investors, Inc.,
                                            as Seller, and Bankers Trust
                                            Company of California, N.A., as
                                            Trustee, dated as of June 1,
                                            1996.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Master Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MERRILL LYNCH CREDIT CORPORATION, as
                                            Master Servicer and on behalf of
                                            MLCC MORTGAGE INVESTORS, INC.



                                            By:      /s/ Steven T. Hardy
                                                     ---------------------------
                                                     Name:  Steven T. Hardy
                                                     Title: Vice President and
                                                            Controller




Dated:  1/15/97
      ------------------------






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                                 Exhibit Index

Exhibit No.                                                                 Page
-----------                                                                 ----

         19.1       Statement to Certificateholders for
                    Mortgage Loan Asset Backed Pass-Through
                    Certificates, Series 1996-B                              5






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